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                                                                   Exhibit 99.5




                                  SUPPLEMENT TO
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         THIS SUPPLEMENT (this "Supplement") TO THE SERIES A PREFERRED STOCK PURCHASE AGREEMENT is made and entered into as of the 7th day of January, 2000, by and among SoftLock.com, Inc. (the "Company"), a Delaware corporation having offices at Five Clock Tower Place, Suite 440, Maynard, Massachusetts, SoftLock Services, Inc. ("Subsidiary") a Delaware corporation having offices at Five Clock Tower Place, Suite 440, Maynard, Massachusetts, and RSA Security Inc. ("RSA").

         WHEREAS, the Company has entered into a Series A Preferred Stock Purchase Agreement (the "Agreement") dated as of December 30, 1999 (the "First Closing Date") by and among the Company, Subsidiary, and certain parties listed on Schedule 1 thereto (the "Schedule of Purchasers"). All capitalized terms used herein without definition shall have the meaning given in the Agreement.

         WHEREAS, Section 2.1(b) of the Agreement contemplates that the purchase and sale of additional Shares (as defined in the Agreement) to additional Purchaser(s) shall be held on dates (each a "Subsequent Closing Date") following the First Closing Date, by execution of a supplement to the Agreement evidencing the agreement of any such additional Purchaser to be bound by this Agreement and the addition of such Purchaser's name, address, facsimile number, number of Shares purchased and Purchase Price therefor to the Schedule of Purchasers.

         WHEREAS, the Company desires to issue and sell additional Shares under the Agreement to RSA, and RSA desires to purchase the Shares and become a Purchaser under the Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company, Subsidiary and RSA hereby agree as follows:

         1. Upon and subject to the terms and conditions of the Agreement and in reliance upon the representations, warranties and agreements contained therein, as of the date of this Supplement the Company will issue and sell to RSA, and RSA will purchase from the Company that number of Shares set forth opposite RSA's name on the attached revised Schedule of Purchasers.

         2. RSA agrees to be bound by the Agreement and shall be deemed a "Purchaser" under the Agreement.

         3. RSA further agrees to become a party to the Shareholders and Rights Agreement dated as of December 30, 1999 as a Preferred Shareholder thereunder by executing the Agreement to be Bound attached hereto.


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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                            SOFTLOCK COM., INC.


                                            By: /s/ Douglas R. Johnson
                                                -------------------------------
                                            Name:  Douglas R. Johnson
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


                                            SOFTLOCK SERVICES., INC.


                                            By:  /s/ Douglas R. Johnson
                                                -------------------------------
                                            Name:  Douglas R. Johnson
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                                            RSA SECURITY INC.


                                            By: /s/ Charles R. Stuckey, Jr.
                                                -------------------------------
                                            Name:  Charles R. Stuckey, Jr.
                                            Title: CEO and Chairman


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                         REVISED SCHEDULE OF PURCHASERS

Name and Address                  Shares                         Purchase Price

SI Venture Fund II, L.P.          17,157                             $1,750,014
12600Gateway Blvd.
Fort Myers, FL  33913
Facsimile (941) 561-4916

Apex Investment Fund IV, L.P.     14,260                             $1,454,520
225 W. Washington Street,
Suite 1450
Chicago, Illinois  60606
Telephone:  (312) 857 2800
Facsimile:  (312) 857 1800

Apex Strategic Partners IV, LLC      446                              $   45,492
225 W. Washington Street,
Suite 1450
Chicago, Illinois  60606
Telephone:  (312) 857 2800
Facsimile:  (312) 857 1800

RSA Security Inc.                  4,902                             $   500,004
36 Crosby Drive
Bedford, MA 01730
Telephone: (781) 301-5400
Facsimile: (781) 301-5420


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                              AGREEMENT TO BE BOUND
                                       BY
                       SHAREHOLDERS' AND RIGHTS AGREEMENT


         The undersigned hereby joins in and signifies adoption of and agrees to be bound, as a Preferred Shareholder, by the terms and conditions of the Shareholders' and Rights Agreement (the "Shareholders Agreement") dated as of the 30th day of December, 1999, by and among SoftLock.com, Inc., (the "Company"), a Delaware corporation, and the Shareholders listed on Schedule I and Schedule II thereto and authorizes the attachment of this signature page to a duplicate original of the Shareholders Agreement and the addition of its name to Schedule I.

         The undersigned acknowledges receipt of a copy of the Shareholders Agreement. The undersigned acknowledges that it has read such Shareholders Agreement and understands that by signing this document, it shall thereby assume all of the duties and obligations of a Preferred Shareholder thereunder.

         Capitalized terms used herein have the meanings set forth in the Shareholders Agreement.


Dated: January 7, 2000                      RSA Security Inc.


Number of Shares held:                      By:  /s/ Charles R. Stuckey, Jr.
                                                --------------------------------
                                            Name:  Charles R. Stuckey, Jr.
                                                 -------------------------------
4,902                                       Title: CEO and Chairman
                                                 -------------------------------


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